                                                                    EXHIBIT 4.26

                           TERM LOAN PROMISSORY NOTE


                            GENCOR INDUSTRIES, INC.

                         GENERAL COMBUSTION CORPORATION

                              GENCOR SYSTEMS, INC.

                         THERMOTECH SYSTEMS CORPORATION

                              GENCO-SELLERS, INC.

                               BITUMA-STOR, INC.

                               BITUMA CORPORATION

                                DAVIS LINE, INC.

                         EQUIPMENT SERVICES GROUP, INC.

                   MIDWEST TANK & CONSTRUCTION HOLDING CORP.

                   THERMO TECH SYSTEMS CORPORATION OF FLORIDA

                                GENCOR FSC, LTD.

$3,714,000.00                                              as of August 3, 1995


      1. PROMISE TO PAY.  The undersigned corporations (collectively,
         --------------
"Borrowers"), for value received, jointly and severally promise to pay to the order of SOUTHTRUST BANK OF ALABAMA, NATIONAL ASSOCIATION ("Bank"), P.O. Box 2554, Birmingham, Alabama 35290, or at such other place as the holder of this Note designates in writing to Borrower, the principal amount of THREE MILLION SEVEN HUNDRED FOURTEEN THOUSAND AND 00/100 DOLLARS (U.S. $3,714,000.00). Borrowers shall pay interest and principal on this Note from the date hereof until paid in full at the times and interest rates set forth for the "Term Loan" in the Loan and Security Agreement dated as of August 3, 1995, among Bank and Borrowers (the "Credit Agreement").

      2. APPLICATION AND FORM OF PAYMENTS.  Payments will be applied first to
         --------------------------------
accrued interest and then to principal, and all interest on this Note will be computed on the basis of the actual number of days elapsed over a 360-day year. Payments of interest and principal must be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. Payments received after 2:00 p.m. will be treated as being received on the next banking day.

      3. FAULT AND REMEDIES.  This Note is executed pursuant to the Credit
         --------------------
Agreement and is secured by liens and security interests granted to Bank by Borrowers as described in the Credit Agreement and in Real Estate Mortgages to be executed by Borrowers in favor of Bank. The provisions of the Credit Agreement are incorporated by reference in this Note, and reference is made to the Credit Agreement, the Real Estate Mortgages, and other Loan Documents (as defined in the Credit Agreement), for a description of the relative rights and obligations of Borrowers and Banks concerning this Note, including prepayment, events of default, and acceleration of maturity in the event of default. The terms used in the Credit Agreement are used in this Note with the same meaning set forth in the Credit Agreement.

      4. DEFAULT; REMEDIES; PAYMENT OF COSTS.  The provisions of the Credit
         -----------------------------------
Agreement are incorporated by reference in this Note, and reference is made to the Credit Agreement for a description of the relative rights and obligations of Borrowers and Bank concerning this Note, including events of default, acceleration of maturity in the event of default, and payment by Borrowers of all costs and expenses incurred by the holder of this Note in enforcing or collecting this Note. The terms used in the Credit Agreement are used in this Note with the same meaning set forth in the Credit Agreement.

      5. WAIVER AND CONSENTS.  Borrowers and every other person liable at any
         -------------------
time for payment of this Note waives presentment, protest, notice of protest, and notice of dishonor. Borrowers expressly consent to all extensions and renewals of this Note (as a whole or in part) and all delays in time of payment or other performance under this Note that the holder of this Note grants at any time and from time to time, without limitation and without any notice to or further consent of Borrowers. Each Borrower agrees that its obligations under this Note are independent of the obligations of any other Borrower or other person or entity that now or later is obligated to pay this Note. Borrowers also agree that Bank may release any security for or other obligor of this Note or waive, extend, alter, amend, or modify the Note or otherwise take any action that varies the risk of any Borrower without releasing or discharging any Borrower from its obligation to repay this Note.

      6. VENUE AND WAIVER OF JURY TRIAL.  Borrowers further agree that venue for
         ------------------------------
each action, suit, or other legal proceeding arising under or relating to this Note or any agreement securing or related to this Note shall be as set forth in the Credit Agreement. BORROWERS AND BANK KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ALL RIGHTS TO A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR OTHER LITIGATION ARISING UNDER OR RELATING TO THIS NOTE OR ANY AGREEMENT SECURING OR RELATING TO THIS NOTE. BORROWERS AND BANK HAVE FULLY DISCUSSED THIS PROVISION AND AGREE THAT THIS WAIVER IS SUBJECT TO NO EXCEPTIONS AND WAS A MATERIAL INDUCEMENT FOR BANK TO MAKE THE LOANS EVIDENCED BY THIS NOTE TO BORROWERS.

      7. MISCELLANEOUS.  The headings preceding the text of the sections of this
         -------------
Note have been inserted solely for convenience of reference and do not limit or affect the meaning, interpretation, or effect of this Note or the sections. The validity, construction, interpretation, and enforceability of this Note are governed by the laws of the State of Florida, excluding its laws relating to the resolution of conflicts of laws of different jurisdictions. All notices, demands, and other communications required or permitted in connection with this Note must be given in the manner, and will become effective at the time, specified in the Credit Agreement.


EXECUTED:  August 3, 1995, in Atlanta, Georgia.


                               GENCOR INDUSTRIES, INC.,
                                 a Delaware corporation


                               By: /s/ E. J. Elliott
                                  ----------------------------
                                  E. J. Elliott
                                  President

                               GENERAL COMBUSTION CORPORATION,
                                  a Florida corporation


                               By: /s/ E. J. Elliott
                                  ----------------------------
                                  E. J. Elliott
                                  Chairman

                               GENCOR SYSTEMS, INC.,
                                 a Florida corporation


                               By: /s/ E. J. Elliott
                                  ----------------------------
                                  E. J. Elliott
                                  President

                               THERMOTECH SYSTEMS CORPORATION,
                                 a Florida corporation


                               By: /s/ E. J. Elliott
                                  ----------------------------
                                  E. J. Elliott
                                  President

                               GENCO-SELLERS, INC.,
                                 a Pennsylvania corporation


                               By: /s/ E. J. Elliott
                                  ----------------------------
                                  E. J. Elliott
                                  President

                               BITUMA-STOR, INC.,
                                 an Iowa corporation


                               By: /s/ E. J. Elliott
                                  ----------------------------
                                  E. J. Elliott
                                  President

                               BITUMA CORPORATION,
                                 a Washington corporation


                               By: /s/ E. J. Elliott
                                  ----------------------------
                                  E. J. Elliott
                                  President

                               DAVIS LINE, INC.,
                                 an Indiana corporation


                               By: /s/ E. J. Elliott
                                  ----------------------------
                                  E. J. Elliott
                                  President

                               EQUIPMENT SERVICES GROUP, INC.,
                                 a Florida corporation


                               By: /s/ E. J. Elliott
                                  ----------------------------
                                  E. J. Elliott
                                  President

                               MIDWEST TANK & CONSTRUCTION
                                  HOLDING CORP., a Florida
                                  corporation


                               By: /s/ E. J. Elliott
                                  ----------------------------
                                  E. J. Elliott
                                  President

                               THERMO TECH SYSTEMS CORPORATION
                                  OF FLORIDA, a Florida
                                  corporation


                               By: /s/ E. J. Elliott
                                  ----------------------------
                                  E. J. Elliott
                                  President

                               GENCOR FSC, LTD.,
                                 a Jamaica corporation


                               By: /s/ E. J. Elliott
                                  ----------------------------
                                  E. J. Elliott
                                  President

STATE OF GEORGIA    )
COUNTY OF _________ )

    The foregoing instrument was executed and acknowledged before me this _____ day of August, 1995, by E. J. Elliott as Chairman of General Combustion Corporation, a Florida corporation, and as President of Gencor Industries, Inc., a Delaware corporation, Gencor Systems, Inc., a Florida corporation, Thermotech Systems Corporation, a Florida corporation, Genco-Sellers, Inc., a Pennsylvania corporation, Bituma-Stor, Inc., an Iowa corporation, Bituma Corporation, a Washington corporation, Davis Line, Inc., an Indiana corporation, Equipment Services Group, Inc., a Florida corporation, Midwest Tank & Construction Holding Corp., an Indiana corporation, Thermo Tech Systems Corp., a Florida corporation, and Gencor FSC, Ltd., a Jamaica corporation. He has produced _______________ as identification.


                           --------------------------------
                           Print Name:
                                      ---------------------
                           Notary Public, State at Large

My commission expires:




                            AFFIDAVIT OF ACCEPTANCE
                            -----------------------

    The undersigned certifies that he today accepted delivery of this promissory note in Atlanta, Georgia.


                           SOUTHTRUST BANK OF ALABAMA,
                            NATIONAL ASSOCIATION



                           By:
                              ------------------------------
                             Name:
                                  --------------------------
                             Title:
                                   -------------------------

                        REVOLVING CREDIT PROMISSORY NOTE


                            GENCOR INDUSTRIES, INC.

                         GENERAL COMBUSTION CORPORATION

                              GENCOR SYSTEMS, INC.

                         THERMOTECH SYSTEMS CORPORATION

                              GENCO-SELLERS, INC.

                               BITUMA-STOR, INC.

                               BITUMA CORPORATION

                                DAVIS LINE, INC.

                         EQUIPMENT SERVICES GROUP, INC.

                   MIDWEST TANK & CONSTRUCTION HOLDING CORP.
                   THERMO TECH SYSTEMS CORPORATION OF FLORIDA

                                GENCOR FSC, LTD.


$16,000,000.00                                             as of August 3, 1995


      1. PROMISE TO PAY.  The undersigned corporations (collectively,
         --------------
"Borrowers"), for value received, jointly and severally promise to pay to the order of SOUTHTRUST BANK OF ALABAMA, NATIONAL ASSOCIATION ("Bank"), P.O. Box 2554, Birmingham, Alabama 35290, or at such other place as the holder of this Note designates in writing to Borrower, the principal amount of SIXTEEN MILLION AND NO/100 DOLLARS (U.S. $16,000,000.00), or, if less, the aggregate unpaid Revolving Loan (as defined in the Credit Agreement described below) made to Borrowers pursuant to the Loan and Security Agreement dated as of August 3, 1995, among Bank and Borrowers (the "Credit Agreement"). Borrowers shall pay interest and principal on this Note from the date hereof until paid in full at the times and interest rates set forth for the "Revolving Loan" in the Credit Agreement.

      2. APPLICATION AND FORM OF PAYMENTS.  Payments will be applied first to
         --------------------------------
accrued interest and then to principal, and all interest on this Note will be computed on the basis of the actual number of days elapsed over a 360-day year. Payments of interest and principal must be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. Payments received after 2:00 p.m. will be treated as being received on the next banking day.

      3. DEFAULT AND REMEDIES.  This Note is executed pursuant to the Credit
         --------------------
Agreement and is secured by liens and security interests granted by Borrowers to Bank as described in the Credit Agreement. The provisions of the Credit Agreement are incorporated by reference in this Note, and reference is made to the Credit Agreement for a description of the relative rights and obligations of Borrowers and Bank concerning this Note, including prepayment, events of default, and acceleration of maturity in the event of default. The terms used in the Credit Agreement are used in this Note with the same meaning set forth in the Credit Agreement.

      4. DEFAULT; REMEDIES; PAYMENT OF COSTS.  The provisions of the Credit
         -----------------------------------
Agreement are incorporated by reference in this Note, and reference is made to the Credit Agreement for a description of the relative rights and obligations of Borrowers and Bank concerning this Note, including events of default, acceleration of maturity in the event of default, and payment by Borrowers of all costs and expenses incurred by the holder of this Note in enforcing or collecting this Note. The terms used in the Credit Agreement are used in this Note with the same meaning set forth in the Credit Agreement.

      5. WAIVER AND CONSENTS.  Borrowers and every other person liable at any
         -------------------
time for payment of this Note waives presentment, protest, notice of protest, and notice of dishonor. Borrowers expressly consent to all extensions and renewals of this Note (as a whole or in part) and all delays in time of payment or other performance under this Note that the holder of this Note grants at any time and from time to time, without limitation and without any notice to or further consent of Borrowers. Each Borrower agrees that its obligations under this Note are independent of the obligations of any other Borrower or other person or entity that now or later is obligated to pay this Note. Borrowers also agree that Bank may release any security for or other obligor of this Note or waive, extend, alter, amend, or modify the Note or otherwise take any action that varies the risk of any Borrower without releasing or discharging any Borrower from its obligation to repay this Note.

      6. VENUE AND WAIVER OF JURY TRIAL.  Borrowers further agree that venue for
         ------------------------------
each action, suit, or other legal proceeding arising under or relating to this Note or any agreement securing or related to this Note shall be as set forth in the Credit Agreement. BORROWERS AND BANK KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ALL RIGHTS TO A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR OTHER LITIGATION ARISING UNDER OR RELATING TO THIS NOTE OR ANY AGREEMENT SECURING OR RELATING TO THIS NOTE. BORROWERS AND BANK HAVE FULLY DISCUSSED THIS PROVISION AND AGREE THAT THIS WAIVER IS SUBJECT TO NO EXCEPTIONS AND WAS A MATERIAL INDUCEMENT FOR BANK TO MAKE THE LOANS EVIDENCED BY THIS NOTE TO BORROWERS.

      7. MISCELLANEOUS.  The headings preceding the text of the sections of this
         -------------
Note have been inserted solely for convenience of reference and do not limit or affect the meaning, interpretation, or effect of this Note or the sections. The validity, construction, interpretation, and enforceability of this Note are governed by the laws of the State of Florida, excluding its laws relating to the resolution of conflicts of laws of different jurisdictions. All notices, demands, and other communications required or permitted in connection with this Note must be given in the manner, and will become effective at the time, specified in the Credit Agreement.

EXECUTED:  August 3, 1995, in Atlanta, Georgia.


                               GENCOR INDUSTRIES, INC.,
                                 a Delaware corporation


                               By: /s/ E. J. Elliott
                                  ----------------------
                                  E. J. Elliott
                                  President

                               GENERAL COMBUSTION CORPORATION,
                                 a Florida corporation


                               By: /s/ E. J. Elliott
                                  ----------------------
                                  E. J. Elliott
                                  Chairman

                               GENCOR SYSTEMS, INC.,
                                 a Florida corporation


                               By: /s/ E. J. Elliott
                                  ----------------------
                                  E. J. Elliott
                                  President

                               THERMOTECH SYSTEMS CORPORATION,
                                 a Florida corporation


                               By: /s/ E. J. Elliott
                                  ----------------------
                                  E. J. Elliott
                                  President

                               GENCO-SELLERS, INC.,
                                 a Pennsylvania corporation


                               By: /s/ E. J. Elliott
                                  ----------------------
                                  E. J. Elliott
                                  President

                               BITUMA-STOR, INC.,
                                 an Iowa corporation


                               By: /s/ E. J. Elliott
                                  ----------------------
                                  E. J. Elliott
                                  President


                               BITUMA CORPORATION,
                                 a Washington corporation


                               By: /s/ E. J. Elliott
                                  ----------------------
                                  E. J. Elliott
                                  President

                               DAVIS LINE, INC.,
                                 an Indiana corporation


                               By: /s/ E. J. Elliott
                                  ----------------------
                                  E. J. Elliott
                                  President

                               EQUIPMENT SERVICES GROUP, INC.,
                                 a Florida corporation


                               By: /s/ E. J. Elliott
                                  ----------------------
                                  E. J. Elliott
                                  President

                               MIDWEST TANK & CONSTRUCTION
                                 HOLDING CORP., a Florida
                                 corporation


                               By: /s/ E. J. Elliott
                                  ----------------------
                                  E. J. Elliott
                                  President

                               THERMO TECH SYSTEMS CORPORATION
                                 OF FLORIDA, a Florida
                                 corporation


                               By: /s/ E. J. Elliott
                                  ----------------------
                                  E. J. Elliott
                                  President

                               GENCOR FSC, LTD.,
                                 a Florida corporation


                               By: /s/ E. J. Elliott
                                  ----------------------
                                  E. J. Elliott
                                  President

STATE OF GEORGIA    )
COUNTY OF _________ )

    The foregoing instrument was executed and acknowledged before me this _____ day of August, 1995, by E. J. Elliott as Chairman of General Combustion Corporation, a Florida corporation, and as President of Gencor Industries, Inc., a Delaware corporation, Gencor Systems, Inc., a Florida corporation, Thermotech Systems Corporation, a Florida corporation, Genco-Sellers, Inc., a Pennsylvania corporation, Bituma-Stor, Inc., an Iowa corporation, Bituma Corporation, a Washington corporation, Davis Line, Inc., an Indiana corporation, Equipment Services Group, Inc., a Florida corporation, Midwest Tank & Construction Holding Corp., an Indiana corporation, Thermo Tech Systems Corp., a Florida corporation, and Gencor FSC, Ltd., a Jamaica corporation. He has produced ___________ as identification.


                           --------------------------------
                           Print Name:
                                      ---------------------
                           Notary Public, State at Large

My commission expires:




                            AFFIDAVIT OF ACCEPTANCE
                            -----------------------

    The undersigned certifies that he today accepted delivery of this promissory note in Atlanta, Georgia.


                           SOUTHTRUST BANK OF ALABAMA,
                            NATIONAL ASSOCIATION



                           By:
                              ----------------------------------
                             Fred Elliott
                             Title:
                                   -----------------------------